Provisions	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Provisions

28	Provisions

Accounting policy

Provisions for legal claims and judicial deposits

Provisions for legal claims are recognized when there is a combination of the following conditions: (i) the Company has a present legal or constructive obligation as a result of past events; (ii) it is probable (more likely than not) that an outflow of resources will be required to settle the obligation; and (iii) the amount can be reliably estimated. The provisions are periodically estimated, and the likelihood of losses is supported by the Company's legal counsel.

Provisions are measured at the present value of the expenditure expected to be required to settle the obligation using a discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to the passage of time is recognized as Financial Expenses.

When a claim is secured by a judicial deposit, the Company offsets the provision with the judicial deposit amount in the consolidated balance sheet. However, the Company also has judicial deposits for claims for which the likelihood of loss is possible or remote and for which no provision is recognized. In such cases, these amounts are recognized as outstanding judicial deposits in the Company’s assets.

Critical accounting estimates and assumptions – Provisions for legal claims

The Company is part of ongoing tax, labor, civil and environmental lawsuits which are pending at different court levels. The provisions for potentially unfavorable outcomes of litigation in progress are established and updated based on management evaluation and require a high level of judgment regarding the matters involved, supported by the positions of external legal advisors. Income tax claims are discussed at the current and deferred income tax section (note 11).

(a)      Changes in the year

					2024	2023
	Tax	Labor	Civil	Environmental	Total	Total
Balance at the beginning of the year	9,912	22,294	760	23,821	56,787	43,897
Additions	272	7,723	1,433	3,697	13,125	20,957
Reversals	(1,612)	(7,768)	-	(5,653)	(15,033)	(7,065)
Interest accrual	623	1,472	79	228	2,402	455
Payments	(15)	(2,727)	(20)	(1,564)	(4,326)	(6,966)
Foreign exchange effects	(1,993)	(4,190)	(70)	(1,474)	(7,727)	4,029
Other	(83)	605	(118)	-	404	1,480
Balance at the end of the year	7,104	17,409	2,064	19,055	45,632	56,787

(b)     Breakdown of legal claims provisions

The provisions and the corresponding judicial deposits are as follows:

			2024			2023
	Judicial deposits	Provisions	Carrying amount	Judicial deposits	Provisions	Carrying amount
Tax	(1,118)	8,222	7,104	(1,372)	11,284	9,912
Labor	(985)	18,394	17,409	(1,810)	24,104	22,294
Civil	-	2,064	2,064	-	760	760
Environmental	-	19,055	19,055	-	23,821	23,821
Balance at the end of the year	(2,103)	47,735	45,632	(3,182)	59,969	56,787

As of December 31, 2024, the Company’s outstanding judicial deposits, that are not presented net of the provisions are USD 13,539 and are recorded as “Other Assets” in the balance sheet (December 31, 2023: USD 13,740).

(c)	Contingent liabilities

Legal claims that have a possible likelihood that an obligation will arise are disclosed in the Company’s consolidated financial statements. The Company does not recognize a liability when it is not probable that an outflow of resources will be required or because the amount of the liability cannot be reliably calculated. These legal claims are summarized below:

	2024	2023
Tax (i)	110,165	133,038
Labor (ii)	24,530	48,274
Civil (iii)	17,821	12,823
Environmental (iv)	106,799	124,773
	259,315	318,908

(i)	Comments on contingent tax liabilities

The main contingent liabilities relating to tax lawsuits are discussed below.

Income tax over transfers of shares in Peru

Relates to assessments issued by the SUNAT, where the Company was jointly and severally liable for the payment of income tax by a foreign investor, in a supposed capital gain on transfer of shares. The estimated financial effect of this contingent liability is USD 41,723 (2023: USD 84,050).

Compensation for exploration for mineral resources

Relates to assessments issued by the Brazilian National Department of Mineral Production for the alleged failure to pay or underpayment of financial compensation for the exploration of mineral resources (“CFEM”). The estimated financial effect of this contingent liability is USD 10,676 (2023: USD 12,927).

Indirect taxes on sales

Relates to assessments issued by the Brazilian Internal Revenues Service concerning certain credits taken by the Company when calculating those indirect taxes on sales. The estimated financial effect of this contingent liability is USD 3,452 (2023: USD 4,272).

Value-added tax on sales

Relates to assessments issued by the tax authorities of the State of Minas Gerais concerning the following:

•	Incidence of value-added tax on sales of certain energy contracts. The estimated financial effect of this contingent liability is USD 15,410 (2023: USD 20,903).
•	The Company was challenged by the tax authorities regarding certain credits to the purchases of property, plant and equipment. The estimated financial effect of this contingent liability is USD 6,610 (2023: USD 8,052).

(ii)	Comments on contingent labor liabilities

Include several claims filed by former employees, third parties and labor unions and labor public attorney’s office mostly claiming the payment of indemnities related to dismissals, such as overtime, work at night hours, commuting hours, health hazard premiums and hazardous duty premiums, as well as indemnity claims by former employees and third parties based on alleged occupational illnesses, work accidents and payment of social benefits. The individual amount of the claims is not material.

(iii)	Comments on contingent civil liabilities

The civil proceedings identified as potential contingent liabilities are related to indemnity lawsuits filed against the Company, alleging property damages, contractual breaches, personal injuries, consequential damages, loss of prospective earnings, and other general losses. The estimated financial effect of this contingent liability is USD 17,821 (2023: USD 12,823).

(iv)	Comments on contingent environmental liabilities

The main contingent environmental liabilities in Brazil were filed by fishermen communities against the Company for indemnification, compensation for material and moral damages due to alleged pollution of the São Francisco River close to the Company’s Três Marias operation in Brazil. The estimated financial effect of these contingent liabilities is USD 93,634 (2023: USD 85,399).